Supplement to the
Fidelity® Select Portfolios®
Automotive Portfolio
April 29, 2023
Summary Prospectus

Hiroki Sugihara no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Portfolio Manager) has managed the fund since 2023.
AUT-SUSTK-0623-103 1.9881356.103	June 29, 2023